Exhibit 21.1

SUBSIDIARIES OF REGISTRANT

EXHIBIT 21.1

SUBSIDIARIES OF MIRANT CORPORATION

The voting stock of each company shown indented is owned by the company immediately above which is not indented to the same degree.

Name of Company	Jurisdiction of Organization
Mirant Corporation	Delaware
Mirant Trust I	Delaware
Mirant Capital Management, LLC	Delaware
Mirant Capital, Inc.	Delaware
Mirant Fund 2001, LLC	Delaware
(93.46% - Mirant Capital, Inc.; 6.54% - Third party)
Cheng Power Systems, Inc.	California
(6.4% - Mirant Fund 2001, LLC; 93.6% - Third parties)
Gunderboom, Inc.	Alaska
(50.5% - Mirant Fund 2001, LLC; 49.5% - Third parties)
Industrial Technology Ventures, LP	Georgia
(4.6% - Mirant Fund 2001, LLC; 95.4% - Third parties)
Phonex Broadband Corp.	Utah
(7.9% - Mirant Fund 2001, LLC; 92.1% Third parties)
Mirant Services, LLC	Delaware
Mirant Hong Kong Membership, Inc.	Delaware
Mirant Mid-Atlantic Services, LLC	Delaware
Mirant (Bermuda), LTD	Bermuda
Mirant Americas Holdings, Inc.	Delaware
Mirant West Indies Investments, Ltd.	British Virgin Islands
Mirant (British Virgin Islands) II Investments, Ltd.	British Virgin Islands
Mirant JPSCO II Investments, Limited	Jamaica
Mirant JPSCO I Investments, Limited	Jamaica
Mirant (British Virgin Islands) I Investments, Ltd.	British Virgin Islands
Mirant JPSCO (Barbados) SRL	Barbados
Jamaica Public Service Company Limited	Jamaica
(80% - Mirant JPSCO (Barbados) SRL; 20% - Third party)
Mirant Potomac River, LLC	Delaware

Mirant Peaker, LLC

Delaware

Mirant Americas, Inc.	Delaware
Mirant Intellectual Asset Management and Marketing, LLC	Delaware
Shady Hills Power Company, L.L.C.	Delaware
West Georgia Generating Company, L.L.C.	Delaware
Mirant Oregon, LLC	Delaware
Coyote Springs 2, LLC	Delaware
(50% - Mirant Oregon, LLC; 50% - Third party)
Mirant Gastonia, LLC	Delaware
Mint Farm Generation, LLC	Delaware
Mirant Sugar Creek Ventures, Inc.	Delaware
Mirant Sugar Creek Holdings, Inc.	Delaware
Mirant Sugar Creek, LLC	Indiana
(60% - Mirant Sugar Creek Ventures, Inc.; 40% - Mirant Sugar Creek Holdings, Inc.)
Mirant Americas Procurement, Inc.	Delaware
Mirant Michigan Investments, Inc.	Delaware
Mirant Zeeland, LLC	Delaware
Mirant Wyandotte, LLC	Delaware
Mirant Birchwood, Inc.	Delaware
Birchwood Power Partners, L.P.	Delaware
(.5% - Mirant Birchwood, Inc.; 99.5% - Third party)
Mirant Wichita Falls Investments, Inc.	Delaware

Mirant Wichita Falls Management, Inc.	Delaware
Mirant Wichita Falls, LP	Delaware
(99% - Mirant Wichita Falls Investments, Inc.; 1% - Mirant Wichita Falls Management, Inc.)
Mirant Nevada Wellcom, LLC	Delaware
Wellcom, LLC	Nevada
(50% - Mirant Nevada Wellcom, LLC; 50% - Third party)
Mirant Las Vegas, LLC	Delaware
Mirant Wrightsville Investments, Inc.	Delaware
Mirant Wrightsville Management, Inc.	Delaware
Wrightsville Power Facility, L.L.C.	Delaware
(1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.;
49% - Third party)
Wrightsville Development Funding, L.L.C.	Delaware
(1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.;
49% - Third party)
Mirant Portage County, LLC	Delaware
Mirant Dickerson Development, LLC	Delaware
Mirant Chalk Point Development, LLC	Delaware
Mirant Danville, LLC	Delaware
Mirant Americas Generation, LLC	Delaware
Mirant Special Procurement, Inc.	Delaware
Mirant New York, Inc.	Delaware
Mirant Bowline, LLC	Delaware
Mirant Lovett, LLC	Delaware
Mirant NY-Gen, LLC	Delaware
Hudson Valley Gas Corporation	New York
Mirant California Investments, Inc.	Delaware
Mirant California, LLC	Delaware
Mirant Delta, LLC	Delaware
Mirant Potrero, LLC	Delaware
Mirant New England, Inc.	Delaware
Mirant Canal, LLC	Delaware
Mirant Kendall, LLC	Delaware
Mirant Texas Management, Inc.	Delaware
Mirant Texas Investments, Inc.	Delaware
Mirant Central Texas, LP	Delaware
(99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
Mirant Texas, LP	Delaware
(99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
Mirant Parker, LLC	Delaware
(99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
MLW Development, LLC	Delaware
(99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
Mirant Mid-Atlantic, LLC	Delaware
Mirant Chalk Point, LLC	Delaware
Mirant D.C. O&M, LLC	Delaware
Mirant Piney Point, LLC	Delaware
Mirant MD Ash Management, LLC	Delaware
Mirant Americas Development, Inc.	Georgia
Mirant Americas Development Capital, LLC	Delaware
Mirant Americas Energy Marketing Investments, Inc.	Georgia
Mirant Americas Production Company	Delaware
Mirant Canada Energy Marketing Investments, Inc.	New Brunswick
Mirant Canada Energy Marketing, Ltd.	New Brunswick
Mirant Americas Energy Capital, LP	Delaware
(99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Americas Development, Inc.)
Mirant Americas Energy Capital Assets, LLC	Delaware
Mirant Americas Energy Marketing, LP	Delaware
(99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Americas Development, Inc.)

Mirant Americas Gas Marketing I, LLC	Delaware
Mirant Americas Gas Marketing II, LLC	Delaware
Mirant Americas Gas Marketing III, LLC	Delaware
Mirant Americas Gas Marketing IV, LLC	Delaware
Mirant Americas Gas Marketing V, LLC	Delaware
Mirant Americas Gas Marketing VI, LLC	Delaware
Mirant Americas Gas Marketing VII, LLC	Delaware
Mirant Americas Gas Marketing VIII, LLC	Delaware
Mirant Americas Gas Marketing IX, LLC	Delaware
Mirant Americas Gas Marketing X, LLC	Delaware
Mirant Americas Gas Marketing XI, LLC	Delaware
Mirant Americas Gas Marketing XII, LLC	Delaware
Mirant Americas Gas Marketing XIII, LLC	Delaware
Mirant Americas Gas Marketing XIV, LLC	Delaware
Mirant Americas Gas Marketing XV, LLC	Delaware
Mirant Americas Retail Energy Marketing, LP	Delaware
(99% - Mirant Americas Energy Marketing, LP; 1% - Mirant Americas Development, Inc.)
IntercontinentalExchange, Inc.	Delaware
(4.87% - Mirant Americas Energy Marketing, LP; 95.13% - Third Parties)
Mirant Energy Trading, LLC	Delaware
Mirant International Investments, Inc.	Delaware
Mirant do Brasil Ltda.	Brazil
(99.99% - Mirant International Investments, Inc.; .01% - Mirant Services, LLC)
Mirant Asia-Pacific Investments B.V.	Netherlands

Mirant Asia-Pacific Ventures, Inc.

Delaware

Mirant Asia-Pacific Holdings, Inc.

Delaware

Mirant Asia-Pacific Limited	Bermuda
(90% - Mirant Asia-Pacific Ventures, Inc.; 10% - Mirant Asia-Pacific Holdings, Inc.)
MAP Navotas I Limited	Hong Kong

Mirant (Philippines) Project Holdings Corporation

Philippines

Navotas II Holdings (BVI) Corp.

British Virgin Islands

MAP Mobile Power Systems (BVI) Corporation	British Virgin Islands
MAP Pagbilao Limited	Hong Kong
MAP Pangasinan Limited	British Virgin Islands
Mirant Sual Investments Corporation	Philippines
Mirant (Philippines) Corporation	Philippines
(40.27% - MAP Pagbilao Limited; 4.33% - MAP Mobile Power Systems (BVI) Corporation;
4.10% - Navotas II Holdings (BVI) Corp.; 2.55% - MAP Navotas I Limited;
48.75% - MAP Pangasinan Limited)

Mirant Pagbilao Corporation

Philippines

(95.74% - Mirant (Philippines) Corporation; 4.26% - Third party)
Mirant (Philippines) Energy Corporation	Philippines
Mirant (Philippines) Services Corporation	Philippines
Mirant (Philippines) Rural Power Corporation	Philippines
LISP III Power Corporation	Philippines
(40% - Mirant (Philippines) Energy Corporation; 60% - Third party)
Mirant Global Corporation	Philippines
(50% - Mirant (Philippines) Corporation; 50% - Third parties)

Masinloc Global Holdings Corporation

Philippines

(90% - Mirant Global Corporation; 10% - Mirant (Philippines) Corporation)

Mirant Generation Cebu Limited Duration Company

Cayman Islands

ARB Power Ventures, Inc.	Philippines
Toledo Power Co.	Philippines
(52.5% - ARB Power Ventures, Inc.; 47.5% - Mirant Generation Cebu Limited Duration Company)
Mirant (Philippines) Island Generation Corporation	Philippines
Claredon Towers Holdings, Inc.	Philippines
Panay Power Corporation	Philippines

Avon River Power Holdings, Corp.

Philippines

Vivant Corporation	Philippines
(6.75% - Mirant Global Corporation; 40.70% - Hijos de F. Escaño, Inc.;
52.55% - Third parties)
Hijos de F. Escaño, Inc.	Philippines
(50.88% - Vivant Corporation; 49.12% - Third parties)
Visayan Electric Company, Inc.	Philippines
(38.15% - Vivant Corporation; 21.24% - Hijos de F. Escaño, Inc.;
40.61% - Third parties)
Mirant (Navotas II) Corporation	Philippines
Mirant Navotas Corporation	Philippines

Mirant Sual Corporation

Philippines

(69.34% - Mirant (Philippines) Corporation;
25.51% - Mirant Sual Investments Corporation; 5.15% - Third party)

Mirant Ilijan Investments Ltd. Partnership

Philippines

(50% - Mirant (Philippines) Corporation;
50% - Mirant (Philippines) Project Holdings Corporation)
Mirant Diamond Holding Corporation	Philippines
(48.79% - Mirant Ilijan Investments Ltd. Partnership; 51.21% - Third party)
KEPCO Ilijan Corporation	Philippines
(41% voting - Mirant Diamond Holding Corporation; 59% voting - Third parties)
Mirant Asia-Pacific Construction (Hong Kong) Limited	Hong Kong
Sual Construction Corporation	Philippines
Mirant (Philippines) Resources and Development Corporation	Philippines
(40% - Mirant Asia-Pacific Construction (Hong Kong) Limited; 60% - Third party)
Mirant Philippines Industrial Power Corporation	Philippines
(60% - Mirant (Philippines) Resources and Development Corporation;
40% - Mirant (Philippines) Energy Corporation)
Toledo Holdings Corporation	Philippines
(60% - Mirant (Philippines) Resources and Development Corporation;
40% - Mirant Generation Cebu Limited Duration Company)
Mirant Philippines Industrial Power II Corporation	Philippines
(60% - Mirant (Philippines) Resources and Development Corporation;
40% - Mirant (Philippines) Energy Corporation)
Subic EnerZone Corporation	Philippines
(20% - Mirant Philippines Industrial Power II Corporation; 80% - Third parties)
MAP International Finance Corporation	British Virgin Islands
MAP Guangdong (BVI) Limited	British Virgin Islands
Mirant Guangdong (Shajiao C) Limited	British Virgin Islands
Stenus Limited	Jersey
Laito Company Limited	Hong Kong

MAP Financial Services Limited

British Virgin Islands

MAP Nominee Services Limited	British Virgin Islands
Tranquil Star Corporation	British Virgin Islands
MAP Thailand (BVI) Limited	British Virgin Islands
MAP Balagarh (BVI) Limited	British Virgin Islands
Mirant Balagarh Investments Limited (in dissolution)	Mauritius
MAP Hirma (BVI) Limited	British Virgin Islands
Mirant Hirma Investments Limited	Mauritius
Mirant Asia-Pacific Operations (Hong Kong) Limited	Hong Kong
Mirant (Philippines) Operations Corporation	Philippines
MAP Project Management and Engineering (BVI) Limited	British Virgin Islands
Mirant Asia-Pacific Singapore Pte Limited	Singapore
Mirant Holdings Germany, Inc.	Delaware
Mirant Investments Germany, Inc.	Delaware
Mirant Development UK Limited	England & Wales
Mirant Holdings Netherlands, Inc.	Delaware
Mirant Asset Development and Procurement B.V.	Netherlands
Mirant Investments Europe UK, Inc.	Delaware

Southern Electric International - Netherlands B.V.	Netherlands
Mirant Beteiligungs GmbH	Germany
P.T. Tarahan Power Company	Indonesia
(55% - Mirant Beteiligungs GmbH; 45% - Third parties)
Mirant Holdings Europe UK, Inc.	Delaware
Mirant Investments UK Limited	England & Wales
(50% - Mirant Holdings Europe UK, Inc.; 50% - Mirant Investments Europe UK, Inc.)
Mirant Investments Europe B.V.	Netherlands
(50% - Mirant Holdings Netherlands, Inc.; 50% - Mirant Holdings Europe UK, Inc.)
Mirant Europe B.V.	Netherlands
(45% - Mirant Investments Europe B.V.; 55% - Mirant Holdings Netherlands, Inc.)
Mirant Deutschland GmbH	Germany
Mirant Generation Europe B.V	Netherlands
Mirant Caribbean, Inc.	Delaware
Mirant Bahamas Investments Limited	Bahamas
Mirant Grand Bahama Limited	Bahamas
ICD Utilities Limited	Bahamas
(10.776% - Mirant Grand Bahama Limited; 89.224% - Third party)
Grand Bahama Power Company Limited	Bahamas
(50% - Mirant Grand Bahama Limited; 50% - ICD Utilities Limited)
Mirant Curacao Investments, Ltd.	British Virgin Islands
Curacao Utilities Operating Company N.V.	Netherlands Antilles
Curacao Energy Company, Ltd.	Cayman Islands
(50% - Mirant Curacao Investments, Ltd.; 50% - Third party)
CUC Holdings, N.V.	Netherlands Antilles
(51% - Curacao Energy Company, Ltd.; 49% - Third party)
Curacao Utilities Company, N.V.	Netherlands Antilles
Integrated Utility Holdings Company, N.V.	Netherlands Antilles
(33.3% - Mirant Curacao Investments, Ltd.; 66.6% - Third party)
Mirant Caribbean Services, LLC	Delaware
Mirant JPSCO Development Services, LLC	Delaware
Mirant Caribbean, Ltd.	British Virgin Islands
Mirant Virgin Islands, L.L.C.	US Virgin Islands
Mirant South America and Caribbean Finance, Ltd.	British Virgin Islands
Puerto Rico Power Investments, Ltd.	British Virgin Islands
(99% - Mirant South America and Caribbean Finance, Ltd.; 1% - Mirant Caribbean, Inc.)
Mirant EcoElectrica Investments V, Ltd.	British Virgin Islands
Mirant EcoElectrica Investments IV, Ltd.	British Virgin Islands
Mirant EcoElectrica Investments III, Ltd.	British Virgin Islands
Mirant EcoElectrica Investments II, Ltd.	British Virgin Islands
Mirant EcoElectrica Investments I, Ltd.	British Virgin Islands
Mirant EcoElectrica Services, Ltd.	British Virgin Islands
Mirant EcoElectrica O&M, Ltd.	British Virgin Islands
Mirant EcoElectrica LNG Investments, Ltd.	British Virgin Islands
Mirant EcoElectrica LNG Marketing, Ltd.	British Virgin Islands
Mirant EcoElectrica LNG Finance, Ltd.	British Virgin Islands
LNG Power, Ltd.	British Virgin Islands
CEMIG Investments, LLC	Delaware
(51% voting - Mirant International Investments, Inc.; 49% voting - Third party)
Cayman Energy Traders	Cayman Islands
(51% - CEMIG Investments, LLC; 49% - Third party)
Southern Electric do Brasil Participacoes, Ltda.	Brazil
(90.6% - Cayman Energy Traders; 9.4% Third parties)
Mirant Trinidad Investments, LLC	Delaware
Power Generation Company Trinidad and Tobago Limited	Trinidad and Tobago
(39% - Mirant Trinidad Investments, LLC; 61% - Third parties)